DELAWARE GROUP® EQUITY FUNDS IV

Delaware Global Real Estate Securities Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated January 28, 2010

On April 8, 2010, a majority of the shareholders of Delaware Global Real Estate Securities Fund consented to the addition of Macquarie Capital Investment Management LLC ("MCIM") as a sub-adviser to the Fund.

Consistent with the changes described in the Supplement dated March 3, 2010, MCIM will begin managing the Fund 7 days after the date of this Supplement.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated April 8, 2010.